As filed with the Securities and Exchange Commission on September 6, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4244

                             SOUND SHORE FUND, INC.
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                          T. Gibbs Kane, Jr., President
                               8 Sound Shore Drive
                               Greenwich, CT 06830
                                 (203) 629-1980


                   Date of fiscal year end: December 31, 2006

            Date of reporting period: January 1, 2006 - June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS


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[LOGO]
            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758
================================================================================
                                                                  June 30, 2006
Dear Shareholder:

    The Sound Shore Fund ended the second quarter of 2006 with a net asset value of $37.11, following a distribution of $0.083 on June 28th. The Fund's quarterly total return of -1.60% approximated the S&P 500 Index, which lost -1.44%, and trailed the Dow Jones Industrial Average which gained 0.94%. Over the past year, the Fund has gained 9.78%, versus 8.63% and 11.09%, respectively.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2006 WERE 9.78%, 6.55%, 10.72%, AND 12.90%, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    Interest rate increases by many central banks around the world and stubbornly high oil prices impacted global stock and bond markets during the quarter. Emerging markets were especially volatile with the Indian BSE 100 Index market off 30% from its peak in May by mid June, while the Brazilian BOVESPA Index fell 20% from its peak during the quarter. Angst about both inflation and prospective economic growth led investors into a "flight to relative certainty." The only S&P 500 sectors in meaningfully positive territory for the quarter were utilities, consumer staples, and energy, given the apparent certainty of Middle East tensions.

    The Fund's performance was hurt in the quarter by stocks such as CIGNA Corp. and Aon Corp., both of which gave back part of their strong prior gains despite solid business fundamentals. These two stocks are priced at 11 and 12 times 2007 earnings estimates, respectively. Also declining were recently added Sprint Nextel Corp. ("Sprint") and Boston Scientific Corp. ("Boston Scientific"), both of which were already out of favor. At Sprint, concerns over subscriber growth persist for a stock that we believe is selling for 13 times this year and 12 times 2007 earnings, and less than 6 times EBITDA. Boston Scientific has trailed due to uncertainty regarding its recent merger with Guidant Corp. and product recalls, both of which we believe should prove temporary. The merged Boston Guidant now commands more than a 50% market share in drug coated stents as well as a strong number two position in the cardiac device market. With their integration completed in 2007, we anticipate Boston Scientific will earn a $1.50 per share in 2008 and be valued at 20 times earnings.

    Strong performers in the quarter for the Fund included El Paso Corp. which continues to benefit from the restructuring of its exploration and production subsidiary and recognition of the strength of its pipeline unit which is the largest gas system in the United States. Global energy giant Royal Dutch Shell plc, an industry leader in the international and liquefied natural gas markets advanced, further closing the valuation discount created by reserve adjustments taken over the prior couple of years. CSX Corp. was another strong contributor as pricing for its coal and agriculture services continued to exceed expectations.
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                                      1
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Lyondell Chemical Co. ("Lyondell"), the largest North American ethylene producer, gained on its unexpected announcement to sell its world-scale refining business, which we believe is worth $4.5 to $5.5 billion. At the low end of this range, after tax proceeds would represent approximately $6.50 per share to Lyondell, or almost 30% of its June 30 share price. After adjusting for the refinery sale and its large debt reduction benefits, we estimate Lyondell's remaining chemicals business is trading at approximately 5 times 2006 earnings with a free cash flow yield of more than 10%.

    Even if second quarter corporate earnings should come in slightly ahead of expectations, this will leave unanswered the question of whether the economy is slowing. Rather than spend our time weighing the probabilities of macro economic outcomes, we continue to research and seek to own attractively valued US equities where investor expectations are modest.

    Thank you for your continued investment with us in the Fund.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. EBITDA REPRESENTS EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION.

    PERCENT OF NET ASSETS AS OF 6/30/06:  AON CORP.: 2.27%; BOSTON SCIENTIFIC
CORP.: 3.15%; CIGNA CORP.: 3.22%; CSX CORP.: 1.32%; EL PASO CORP.: 1.59%;
LYONDELL CHEMICAL CO.: 2.57%; ROYAL DUTCH SHELL PLC: 2.99%; AND SPRINT NEXTEL
CORP.: 2.97%.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 6/30/06 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND
SERVICES, LLC.
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                                      2
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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          JUNE 30, 2006 (UNAUDITED)
================================================================================

                                                SHARE        MARKET
                                                AMOUNT       VALUE
                                               --------- --------------
        COMMON STOCK (96.6%)
        ---------------------------------------------------------------
        AUTO (2.4%)
        Honda Motor Co., Ltd. ADR              1,871,100 $   59,538,402
                                                         --------------
        BANKS (6.2%)
        Bank of America Corp.                  1,683,200     80,961,920
        U.S. Bancorp                           2,398,500     74,065,680
                                                         --------------
                                                            155,027,600
                                                         --------------
        CONSUMER STAPLES (2.7%)
        Unilever NV ADR                        2,973,000     67,041,150
                                                         --------------
        DIVERSIFIED FINANCIALS (2.8%)
        Morgan Stanley                         1,091,700     69,006,357
                                                         --------------
        ENERGY (6.1%)
        El Paso Corp.                          2,648,900     39,733,500
        Royal Dutch Shell plc ADR              1,116,000     74,749,680
        Williams Cos., Inc.                    1,697,000     39,641,920
                                                         --------------
                                                            154,125,100
                                                         --------------
        HEALTH CARE (15.4%)
        Aetna, Inc.                            1,312,900     52,424,097
        Baxter International, Inc.             2,039,800     74,983,048
        Boston Scientific Corp. +              4,681,100     78,829,724
        Cigna Corp.                              819,000     80,679,690
        Kinetic Concepts, Inc. +               1,407,800     62,154,370
        Laboratory Corp. of America Holdings +   576,500     35,875,595
                                                         --------------
                                                            384,946,524
                                                         --------------
        INDUSTRIALS (8.5%)
        CSX Corp.                                467,700     32,944,788
        JetBlue Airways Corp. +                3,894,500     47,279,230
        Southwest Airlines Co.                 4,377,000     71,651,490
        Waste Management, Inc.                 1,733,000     62,180,040
                                                         --------------
                                                            214,055,548
                                                         --------------

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                      SEE NOTES TO FINANCIAL STATEMENTS.
                                      3
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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          JUNE 30, 2006 (UNAUDITED)
================================================================================

                                                 SHARE        MARKET
                                                 AMOUNT       VALUE
                                                --------- --------------
       INSURANCE (13.6%)
       Aon Corp.                                1,629,000 $   56,721,780
       Berkshire Hathaway, Inc., Class A +            532     48,762,588
       Chubb Corp.                              1,015,700     50,683,430
       Genworth Financial, Inc.                 1,907,900     66,471,236
       Marsh & McLennan Cos., Inc.              2,244,700     60,359,983
       UnumProvident Corp.                      3,222,500     58,423,925
                                                          --------------
                                                             341,422,942
                                                          --------------
       MATERIALS (4.3%)
       Lyondell Chemical Co.                    2,840,600     64,367,996
       Mosaic Co. +                             2,750,000     43,037,500
                                                          --------------
                                                             107,405,496
                                                          --------------
       MEDIA (14.0%)
       DIRECTV Group, Inc. +                    4,354,100     71,842,650
       Interpublic Group of Cos., Inc. +        6,907,300     57,675,955
       Liberty Media Corp., Class A +             682,700     57,189,779
       Time Warner, Inc.                        4,699,500     81,301,350
       Walt Disney Co.                          2,797,300     83,919,000
                                                          --------------
                                                             351,928,734
                                                          --------------
       PHARMACEUTICALS (3.8%)
       Pfizer, Inc.                             1,980,500     46,482,335
       Watson Pharmaceuticals, Inc. +           2,083,300     48,499,224
                                                          --------------
                                                              94,981,559
                                                          --------------
       TECHNOLOGY (11.5%)
       Flextronics International, Ltd. +        4,258,800     45,228,456
       Freescale Semiconductor, Inc., Class A + 2,834,800     82,209,200
       Hewlett Packard Co.                      1,247,900     39,533,472
       Motorola, Inc.                           2,212,500     44,581,875
       Symantec Corp. +                         4,879,600     75,828,984
                                                          --------------
                                                             287,381,987
                                                          --------------

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                      SEE NOTES TO FINANCIAL STATEMENTS.
                                      4
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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          JUNE 30, 2006 (UNAUDITED)
================================================================================

                                                            SHARE        MARKET
                                                            AMOUNT       VALUE
                                                          ---------- --------------
TELECOMMUNICATIONS (3.0%)
Sprint Nextel Corp.                                        3,714,100 $   74,244,859
                                                                     --------------
UTILITIES (2.3%)
AES Corp. +                                                3,162,000     58,338,900
                                                                     --------------
TOTAL COMMON STOCK (COST $2,182,235,764)                             $2,419,445,158
                                                                     --------------
MONEY MARKET FUND (3.9%)
------------------------------------------------------------------------------------
Citi/SM/ Institutional Liquid Reserves, Class A           97,654,047 $   97,654,047
                                                                     --------------
TOTAL MONEY MARKET FUND (COST $97,654,047)                           $   97,654,047
                                                                     --------------
TOTAL INVESTMENTS (100.5%) (COST $2,279,889,811)*                    $2,517,099,205
OTHER ASSETS LESS LIABILITIES (-0.5%)                                   (12,840,374)
                                                                     --------------
NET ASSETS (100.0%) (SHARES OUTSTANDING 67,473,334)                  $2,504,258,831
                                                                     ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)            $        37.11
                                                                     ==============

+ Non-income producing security.
ADR -- American Depository Receipt.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $327,927,613
                  Gross Unrealized Depreciation  (90,718,219)
                                                ------------
                  Net Unrealized Appreciation   $237,209,394
                                                ============

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                      SEE NOTES TO FINANCIAL STATEMENTS.
                                      5
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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          JUNE 30, 2006 (UNAUDITED)
================================================================================

         AT JUNE 30, 2006 NET ASSETS CONSISTED OF:
         --------------------------------------------------------------
         Par Value (100,000,000 shares authorized)       $       67,473
         Paid in Capital                                  2,126,101,297
         Accumulated Undistributed Net Investment Income         12,519
         Unrealized Appreciation on Investments             237,209,393
         Accumulated Net Realized Gain from Investments     140,868,149
                                                         --------------
         NET ASSETS                                      $2,504,258,831
                                                         ==============

                    PORTFOLIO HOLDINGS
                    % OF NET ASSETS
                       Auto                             2.4%
                       Banks                            6.2%
                       Consumer Staples                 2.7%
                       Diversified Financials           2.8%
                       Energy                           6.1%
                       Health Care                     15.4%
                       Industrials                      8.5%
                       Insurance                       13.6%
                       Materials                        4.3%
                       Media                           14.0%
                       Pharmaceuticals                  3.8%
                       Technology                      11.5%
                       Telecommunications               3.0%
                       Utilities                        2.3%
                       Short-Term Investments           3.9%
                       Other Assets less Liabilities  (0.5)%
                                                      ------
                                                      100.0%
                                                      ======

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                      SEE NOTES TO FINANCIAL STATEMENTS.
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          SOUND SHORE FUND, INC.
          STATEMENT OF OPERATIONS
          FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
================================================================================

INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding taxes $482,384)                $  17,061,116
   Interest                                                                     4,494
                                                                        -------------
       Total Income                                                        17,065,610
                                                                        -------------
Expenses:
   Adviser fee (Note 3)                                                     9,310,611
   Administrator fee (Note 3)                                                 484,383
   Transfer Agency fee                                                      1,241,406
   Custodian fee                                                              108,270
   Accountant fee                                                              29,895
   Professional fees                                                           48,724
   Directors' fees and expenses (Note 3)                                       67,608
   Compliance services fees (Note 3)                                           75,847
   Miscellaneous                                                              151,978
                                                                        -------------
       Total Expenses                                                      11,518,722
                                                                        -------------
Net Investment Income                                                       5,546,888
                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments sold                                  141,792,184
   Net change in unrealized appreciation (depreciation) on investments   (113,723,190)
                                                                        -------------
Net realized and unrealized gain (loss) on investments                     28,068,994
                                                                        -------------
Net increase in net assets from operations                              $  33,615,882
                                                                        =============

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                      SEE NOTES TO FINANCIAL STATEMENTS.
                                      7
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          SOUND SHORE FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

INCREASE (DECREASE) IN NET ASSETS
                                                                FOR THE         FOR THE
                                                            SIX MONTHS ENDED   YEAR ENDED
                                                             JUNE 30, 2006    DECEMBER 31,
                                                              (UNAUDITED)         2005
                                                            ---------------- --------------
Operations:
   Net investment income                                     $    5,546,888  $    3,813,702
   Net realized gain on investments sold                        141,792,184     145,757,145
   Net change in unrealized appreciation (depreciation) on
     investments                                               (113,723,190)     (8,757,585)
                                                             --------------  --------------
   Increase in net assets from operations                        33,615,882     140,813,262
Dividends to shareholders from net investment income             (5,545,792)     (3,803,327)
Dividends to shareholders from net realized gains                        --    (145,771,774)
                                                             --------------  --------------
Total distributions to shareholders                              (5,545,792)   (149,575,101)
Capital share transactions (Note 6)                             207,954,933     578,763,699
                                                             --------------  --------------
   Total increase                                               236,025,023     570,001,860
Net assets:
   Beginning of the year                                      2,268,233,808   1,698,231,948
                                                             --------------  --------------
   End of the year (Including line(A))                       $2,504,258,831  $2,268,233,808
                                                             ==============  ==============
    (A) Accumulated undistributed net investment income      $       12,519  $       11,423
                                                             --------------  --------------

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                      SEE NOTES TO FINANCIAL STATEMENTS.

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          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================
--------------------------------------------------------------------------------
1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The investment objective of the Fund is growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

   A) SECURITY VALUATION
   Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less are valued at amortized cost.

   Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund's Board of Directors (the "Board"). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.
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                                      9
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          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================
   C) DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

   D) FEDERAL TAXES
   The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

Fees due to the Adviser in the amount of $1,537,212 are payable at June 30, 2006.

OTHER SERVICES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Citigroup has agreed contractually to waive a portion of its administration fee and reimburse certain expenses so that total annual operating expenses do not exceed 0.93% of the Fund's average daily net assets through April 30, 2007. There were no fees waived for the period January 1, 2006 through June 30, 2006.

Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Fund, the Distributor provides a Chief Compliance Officer and Treasurer to the Fund as well as certain additional compliance support functions. The Treasurer of the Fund is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Compliance Services fees due to the Distributor in the amount of $18,732 are payable at June 30, 2006.
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                                      10
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          SOUND SHORE FUND
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================
The Fund pays each director who is not an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act ("Independent Director") $5,000 per year, payable quarterly, plus $5,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by telephone. Prior to that, each Independent Director received $3,000 per year, paid quarterly and $1,500 per Board meeting attended. Fees due to the Independent Directors in the amount of $40,502 are payable at June 30, 2006.

Certain Officers and Directors of the Fund are Officers, Directors, or employees of the aforementioned companies.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended June 30, 2006 aggregated $977,511,063 and $720,784,268 respectively.

5.   FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $     11,423
                   Undistributed Long-Term Gain        12,675
                   Unrealized Appreciation        349,995,873
                                                 ------------
                   Total                         $350,019,971
                                                 ============

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to wash sale timing differences.

6.  CAPITAL STOCK

As of June 30, 2006, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,126,168,770. Transactions in capital stock were as follows:

                                                FOR THE                    FOR THE
                                            SIX MONTHS ENDED              YEAR ENDED
                                             JUNE 30, 2006            DECEMBER 31, 2005
                                       -------------------------  -------------------------
                                         SHARES        AMOUNT       SHARES        AMOUNT
                                       ----------  -------------  ----------  -------------
Sale of shares                         12,372,847  $ 463,891,859  19,589,475  $ 725,072,192
Reinvestment of dividends                 149,305      5,424,259   3,982,023    146,687,611
Redemption of shares                   (6,968,851)  (261,361,185) (7,916,637)  (292,996,104)
                                       ----------  -------------  ----------  -------------
Net increase from capital transactions  5,553,301  $ 207,954,933  15,654,861  $ 578,763,699
                                       ==========  =============  ==========  =============

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                                      11

--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================
Of the 67,473,334 shares outstanding as of June 30, 2006, the Employees' Profit Sharing Plan of the Adviser owned 400,109 shares.

7.  PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling
(800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

8.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.

9.   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================
use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               BEGINNING       ENDING
                             ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                            JANUARY 1, 2006 JUNE 30, 2006 DURING PERIOD*
                            --------------- ------------- --------------
        Actual Return          $1,000.00      $1,015.40       $4.65
        Hypothetical Return    $1,000.00      $1,020.18       $4.66

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.93%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR/365 (TO REFLECT THE HALF-YEAR PERIOD).

10.  ADVISORY AGREEMENT APPROVAL

At the January 23, 2006 meeting of the Fund's Board, the Board, including the Independent Directors, considered the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"). In evaluating the Advisory Agreement, the Board discussed the Fund's total expenses and noted that the expenses were less than 100 basis points and consistent with the median expenses of the Fund's Lipper Inc. comparison group (the "Comparison Group"). The Board then discussed the Fund's advisory fee of 75 basis points and noted that (1) the Fund's advisory fee was slightly above the mean advisory fee of the Comparison Group, and (2) none of the mutual funds within the Comparison Group have Rule 12b-1 fees. The Board then considered information provided by the Adviser regarding its profitability with respect to services rendered to the Fund and discussed the rise in expenses related to promotion, noting that this was offset by the growth of Fund assets.

The Independent Directors then met separately with Fund Counsel and reviewed and considered the written materials provided to them, which included the terms of the Advisory Agreement, the long-, mid-, and short-term performance of the Fund measured against the Fund's benchmarks, information concerning revenue the Adviser receives from the Fund and the costs the Adviser incurs in connection with the services it renders to the Fund. The materials also included a comparative analysis of contractual expenses borne by the Fund and its peer group consisting of U.S. diversified equity funds reporting no load and no
12b-1 fees with assets of $1 billion to $3 billion on an aggregate basis, as well as with respect to advisory, administration, transfer agent and fund accounting fees. The Independent Directors also took into account (1) the consistent quality of services provided by the Adviser, (2) the reputation of the Adviser, (3) the experience of its personnel and the efficiency and economy of its operations, (4) the fact that, although the advisory fee schedule is based upon a flat fee rate, and therefore the Fund and its shareholders may not directly realize the benefits of economies of scale in the form of reduced advisory fees, the terms of the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
================================================================================
advisory fee are fair and reasonable in light of the value of the services provided by the Adviser, and (5) that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the Adviser has additional responsibilities in connection with its services to the Fund, including compliance with the Act, preparation of Board and shareholder materials and increased trading activity associated with daily inflows and outflows of Fund Assets. While the Independent Directors did not identify any single factor as controlling, the Independent Directors, after considering all the factors, resolved to approve continuance of the Advisory Agreement as in the best interests of the Fund and its shareholders. The Independent Directors then reported their conclusions and vote to the full Board and, after further discussion, the Independent Directors and the full Board approved the continuance of the Advisory Agreement.

NOTE 11.  PROXY RESULTS

At the Special Meeting of Stockholders, held on January 23, 2006 shares were voted as summarized below on the following proposal presented to Shareholders:

To approve the election of the current Board and the addition of three board members:

                                                       AUTHORITY
                                               FOR     WITHHELD
                                            ---------- ---------
                Dr. D. Kenneth Baker        42,638,212  392,647
                Harry Burn III              42,687,784  343,075
                Harry W. Clark              42,674,617  356,242
                H. Williamson Ghriskey, Jr. 42,672,714  358,145
                T. Gibbs Kane, Jr.          42,702,000  328,859
                David Blair Kelso           42,704,889  325,971
                John L. Lesher              42,602,032  428,827
                John J. McCloy II           42,631,950  398,910

NOTE 12.  OTHER INFORMATION

On June 30, 2006, three shareholders held approximately 75% of the outstanding shares of the Fund. These shareholders are comprised of omnibus accounts, Charles Schwab, National Financial Services Corp., and JPMorgan Chase Bank, which are held on behalf of numerous individual shareholders.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          FINANCIAL HIGHLIGHTS
================================================================================
These financial highlights reflect selected data for a share outstanding throughout each period.

                                    SIX MONTHS
                                       ENDED
                                   JUNE 30, 2006      2005         2004        2003        2002        2001
                                   -------------  ----------    ----------  ----------  --------   ----------
Net Asset Value,
 Beginning of Period                $    36.63    $    36.71    $    33.51  $    25.81  $  30.58   $    33.70
                                    ----------    ----------    ----------  ----------  --------   ----------
Investment Operations
    Net investment income                 0.08(a)       0.07(a)       0.10        0.05      0.05         0.10
    Net realized and unrealized
     gain (loss) on investments           0.48          2.43          5.05        8.14     (4.77)       (0.36)
                                    ----------    ----------    ----------  ----------  --------   ----------
Total from Investment Operations          0.56          2.50          5.15        8.19     (4.72)       (0.26)
                                    ----------    ----------    ----------  ----------  --------   ----------
Distributions from
    Net investment income                (0.08)        (0.07)        (0.10)      (0.05)    (0.05)       (0.10)
    Net realized gains                      --         (2.51)        (1.85)      (0.44)       --        (2.76)
                                    ----------    ----------    ----------  ----------  --------   ----------
Total Distributions                      (0.08)        (2.58)        (1.95)      (0.49)    (0.05)       (2.86)
                                    ----------    ----------    ----------  ----------  --------   ----------
Net Asset Value, End of Period      $    37.11    $    36.63    $    36.71  $    33.51  $  25.81   $    30.58
                                    ==========    ==========    ==========  ==========  ========   ==========
Total Return(b)                           1.54%         6.81%        15.37%      31.74%   (15.43)%      (0.81)%
Ratio/Supplementary Data
Net Assets at End of Period (in
 thousands)                         $2,504,259    $2,268,234    $1,698,150  $1,014,412  $759,674   $1,033,658
Ratios to Average Net Assets:(c)
    Expenses (net of
     reimbursement)                       0.93%         0.98%         0.98%       0.98%     0.98%        0.98%
    Expenses (gross)(d)                   0.93%         0.99%         0.99%       1.00%     0.99%        0.99%
    Net Investment Income                 0.45%         0.20%         0.33%       0.18%     0.17%        0.32%
Portfolio Turnover Rate                     30%           62%           50%         62%       72%         104%

(a)Calculated using the average shares outstanding for the period.
(b)Not annualized for periods less than one year.
(c)Annualized for periods less than one year.
(d)Reflects expense ratio in the absence of expense waiver and reimbursement.
--------------------------------------------------------------------------------

[LOGO]

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.
Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com
1-800-754-8758

SEMI-ANNUAL REPORT
(Unaudited)

JUNE 30, 2006
[LOGO]
                                    [GRAPHIC]

ITEM 2. CODE OF ETHICS
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        SOUND SHORE FUND, INC.

By       /s/ T Gibbs Kane, Jr.
         ---------------------------
         T. Gibbs Kane, Jr., President

Date     8/24/06
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ T Gibbs Kane, Jr.
         -----------------------------------
         T. Gibbs Kane, Jr., President

Date     8/24/06
         -----------------------------------


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, Treasurer

Date     8/30/06
         -----------------------------------